UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2020

DELPHI TECHNOLOGIES PLC

(Exact name of registrant as specified in its charter)

Jersey	001-38110	98-1367514
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Angel Court

10th Floor

London, EC2R 7HJ

United Kingdom

(Address of principal executive offices)

011-44-020-305-74300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Ticker symbol(s)	Name of each exchange on which registered
Ordinary Shares. $0.01 par value per share	DLPH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐.

ITEM 8.01.	Other Events.

As previously announced, Delphi Technologies PLC, a public limited company incorporated under the Laws of the Bailiwick of Jersey (“Delphi Technologies”), entered into a Transaction Agreement, dated as of January 28, 2020, as amended on May 6, 2020 (the “Transaction Agreement”), with BorgWarner Inc., a Delaware corporation (“BorgWarner”), pursuant to which BorgWarner, or one of its subsidiaries, will acquire Delphi Technologies in an all-stock transaction (the “transaction”).

In connection with the transaction, six complaints have been filed by alleged shareholders of Delphi Technologies (collectively, the “Shareholder Complaints”): Sherman v. Delphi Technologies PLC, et al., Case No. 1:20-cv-00385-RGA (“Sherman Complaint”) is a putative class action that was filed in the United States District Court for the District of Delaware; Costa v. Delphi Technologies PLC, et al., Case No. 1:20-cv-02363-PAC, Catalano v. Delphi Technologies PLC et al., Case No. 1:20-cv-02520-PAC and Schlageter v. Delphi Technologies PLC, et al., Case No. 1:20-cv-02527-PAC are individual actions that were filed in the United States District Court for the Southern District of New York; and Heinowski v. Delphi Technologies PLC, et al., Case No. 2:20-cv-10834-LVP-APP and Reyes v. Delphi Technologies PLC, et al., Case No. 2:20-cv-11562-MAG-EAS are individual actions that were filed in the United States District Court for the Eastern District of Michigan. The Shareholder Complaints named as defendants Delphi Technologies and members of its board of directors and allege, among other things, that the defendants violated Sections 14(a) and 20(a) of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14a-9 promulgated thereunder by omitting supposedly material information from the preliminary proxy statement filed by Delphi Technologies on March 11, 2020 with the Securities and Exchange Commission (“SEC”) or the definitive proxy statement (the “Proxy Statement”) filed by Delphi Technologies on March 26, 2020 with the SEC, rendering these filings false and/or misleading. In addition, the Sherman Complaint named BorgWarner as a defendant with respect to its claim arising under Section 20(a) of the Exchange Act. The Shareholder Complaints seek, among other relief, an injunction against proceeding with the shareholder vote on the proposed transaction or consummating the proposed transaction absent corrective disclosures, damages and attorneys’ and expert fees.

Delphi Technologies and the other named defendants believe that the disclosures set forth in the Proxy Statement comply fully with all applicable law, that no supplemental disclosures are required under applicable law, and that the plaintiffs’ allegations in each of the Shareholder Complaints are without merit. However, in an effort to put the claims that were or could have been asserted to rest, to avoid nuisance and possible expense and transaction delays, and without admitting any liability or wrongdoing, Delphi Technologies is making certain disclosures set forth below that supplement and revise those contained in the Proxy Statement. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable law of any of the disclosures set forth herein. To the contrary, Delphi Technologies and the other named defendants have denied, and continue to deny, that they have committed or assisted others in committing any violations of law, further deny all allegations that any disclosure was or is required or material, and expressly maintain that, to the extent applicable, they have complied with their respective legal obligations.

SUPPLEMENTAL DISCLOSURES

This supplemental information should be read as part of, and in conjunction with, the Proxy Statement, which should be read in its entirety and is on the SEC’s website at http://www.sec.gov, along with periodic reports and other information Delphi Technologies files with the SEC. To the extent that the information set forth herein differs from or updates information contained in the Proxy Statement, the information set forth herein shall supersede or supplement the information in the Proxy Statement. To the extent defined terms are used but not defined herein, they have the meanings set forth in the Proxy Statement.

The disclosure under the heading “Background of the Transaction” is hereby supplemented by adding the following underlined language to the last sentence of the first full paragraph on page 52 of the Proxy Statement:

Additionally, from time to time during the period from the Company’s spin-off through the Company’s entry into the transaction agreement, Company management considered potential strategic alternatives and engaged in business development or strategic discussions with potential counterparties. None of these discussions progressed beyond preliminary phases other than as described below and the Company did not enter into any non-disclosure agreements other than with BorgWarner.

The disclosure under the heading “Delphi Technologies Unaudited Prospective Financial Information” is hereby amended and supplemented by replacing the table and footnotes concerning the January Company Projections beginning on page 85 and continuing on page 86 of the Proxy Statement with the following:

FYE Dec-31	2019A	2020E	2021E	2022E	2023E
Total Revenue	$4,361	$4,216	$4,354	$4,553	$4,854
Gross Profit	$691	$644	$744	$824	$905
Operating Income	$142	$184	$353	$455	$530
Restructuring	$80	$86	$31	$8	$9
Separation Costs	$47	$5	—	—	—
Pension Charges	$14	$3	—	—	—
Asset Impairments	$31	$3	—	—	—
Adj. Operating Income[1]	$314	$281	$384	$463	$539
Depreciation & Amortization[2]	$207	$219	$224	$230	$237
EBITDA[3]	$380	$406	$577	$685	$767
Adj. EBITDA[4]	$521	$500	$608	$693	$776
Capex	$(371)	$(227)	$(215)	$(229)	$(218)
Decrease in net working capital	$15	$30	$26	$45	$40
Taxes[5]	$(62)	$(73)	$(89)	$(98)	$(103)
Other[6]	$(74)	$(76)	$(64)	$(21)	$(7)
Restructuring cash cost (post-tax)	$(39)	$(76)	$(64)	$(21)	$(7)
Integration cash cost (post-tax)	$(38)	$(3)	—	—	—
Pension cash cost (post-tax)	$(11)	$(2)	—	—	—
Other Cash Flows	$15	$5	—	—	—
Unlevered Free Cash Flow[7]	$29	$155	$267	$391	$488

(1)	Adjusted Operating Income is operating income adjusted for restructuring, separation costs (which include one-time incremental expenses associated with becoming a stand-alone publicly-traded company), pension charges (which include additional contributions to defined contribution plans, other payments to impacted employees and other related expenses resulting from the freeze of future accruals for nearly all U.K. defined benefit pension plans) and asset impairments.
(2)	Depreciation & Amortization is adjusted for asset impairments.
(3)	EBITDA is operating income plus depreciation, amortization and asset impairments.

(4)	Adjusted EBITDA is EBITDA adjusted for restructuring, separation costs (which include one-time incremental expenses associated with becoming a stand-alone publicly-traded company), and pension charges (which include additional contributions to defined contribution plans, other payments to impacted employees and other related expenses resulting from the freeze of future accruals for nearly all U.K. defined benefit pension plans).
(5)	Taxes refers to unlevered taxes and excludes the tax impact of the restructuring cash cost, integration cash cost, cash cost of certain transaction costs, and pension cash cost.
(6)	Other includes restructuring cash cost (post-tax), integration cash cost (post-tax), one-time pension contributions cash cost (post-tax), certain transaction costs (post-tax), proceeds from sale of property and other cash flows.
(7)	Unlevered free cash flow means Adjusted EBITDA less (i) capital expenditures, (ii) change in net working capital, (iii) taxes, and (iv) other cash flows. Unlevered free cash flow excludes ordinary course pension cash contributions and financing-related cash flows, as well as the tax impact related to such items.

The disclosure under the heading “Delphi Technologies Unaudited Prospective Financial Information” is hereby amended and supplemented by replacing the table and footnotes concerning the Updated Company Projections on page 86 of the Proxy Statement with the following:

FYE Dec-31	2020E	2021E	2022E	2023E
Total Revenue	$3,352	$3,637	$3,985	$4,322
Gross Profit	$341	$541	$638	$719
Operating Income	$(79)	$216	$325	$410
Restructuring	$102	$31	$15	$15
Separation Costs	$7	—	—	—
Pension Charges	$4	—	—	—
Transaction Costs	$12	—	—	—
Asset Impairments	$2	—	—	—
Adj. Operating Income[1]	$49	$247	$340	$425
Depreciation & Amortization[2]	$221	$226	$230	$237
EBITDA[3]	$144	$442	$555	$647
Adj. EBITDA[4]	$270	$473	$570	$662
Capex	$(208)	$(189)	$(200)	$(190)
Decrease in net working capital	$33	$30	$44	$30
Taxes[5]	$(11)	$(54)	$(71)	$(81)
Other[6]	$(83)	$(46)	$(20)	$(16)
Restructuring cash cost (post-tax)	$(78)	$(47)	$(21)	$(16)
Integration cash cost (post-tax)	$(5)	—	—	—
Pension cash cost (post-tax)	$(3)	—	—	—
Transaction Costs	$(9)	—	—	—
Other Cash Flows	$13	—	—	—
Unlevered Free Cash Flow[7]	$1	$213	$322	$405

(1)	Adjusted Operating Income is operating income adjusted for restructuring, separation costs (which include one-time incremental expenses associated with becoming a stand-alone publicly-traded company), transaction costs, pension charges (which include additional contributions to defined contribution plans, other payments to impacted employees and other related expenses resulting from the freeze of future accruals for nearly all U.K. defined benefit pension plans) and asset impairments.
(2)	Depreciation & Amortization is adjusted for asset impairments.

(3)	EBITDA is operating income plus depreciation, amortization and asset impairments.
(4)	Adjusted EBITDA is EBITDA adjusted for restructuring, separation costs (which include one-time incremental expenses associated with becoming a stand-alone publicly-traded company), transaction costs, and pension charges (which include additional contributions to defined contribution plans, other payments to impacted employees and other related expenses resulting from the freeze of future accruals for nearly all U.K. defined benefit pension plans).
(5)	Taxes refers to unlevered taxes and excludes the tax impact of the restructuring cash cost, integration cash cost, cash cost of certain transaction costs, and pension cash cost.
(6)	Other includes restructuring cash cost (post-tax), integration cash cost (post-tax), one-time pension contributions cash cost (post-tax), certain transaction costs (post-tax), proceeds from sale of property and other cash flows.
(7)	Unlevered free cash flow means Adjusted EBITDA less (i) capital expenditures, (ii) change in net working capital, (iii) taxes, and (iv) other cash flows. Unlevered free cash flow excludes ordinary course pension cash contributions and financing-related cash flows, as well as the tax impact related to such items.

The disclosure under the heading “THE TRANSACTION” of the Proxy Statement is hereby amended and supplemented by including the following new subsection immediately after the disclosure under the subsection “Delphi Technologies Unaudited Prospective Financial Information”:

BorgWarner Unaudited Prospective Financial Information

Prior to the signing of the original transaction agreement, and in connection with, and for purposes of, the transaction, BorgWarner’s management prepared internal financial projections on a standalone basis, which BorgWarner shared with the Company and representatives of Goldman Sachs in January. The Company evaluated these projections to determine an appropriate set of projections to incorporate into its assessment of the transaction.

The table below is a summary of the financial projections of BorgWarner for fiscal years 2019 to 2023 on a standalone basis that the Company utilized to assess the original transaction (the “January BorgWarner Projections”) and do not reflect the consummation of the transaction:

January BorgWarner Projections

(in millions)

FYE Dec-31	2019E	2020E	2021E	2022E	2023E
Total Revenue	$10,129	$10,122	$11,184	$12,021	$12,926
Gross Profit	$2,094	$2,127	$2,321	$2,491	$2,711
Adj. Operating Income	$1,223	$1,181	$1,319	$1,430	$1,568
Depreciation & Amortization	$435	$438	$481	$517	$556
Adj. EBITDA	$1,658	$1,619	$1,800	$1,947	$2,124
Capex	$(519)	$(589)	$(640)	$(675)	$(713)
(Increase)/Decrease in net working capital	$(172)	$(81)	$(133)	$(105)	$(113)
Taxes	$(318)	$(307)	$(343)	$(372)	$(408)
Other[1]	$(30)	$4	$27	$26	$31
Unlevered Free Cash Flow	$619	$646	$711	$821	$921

(1)	Other includes asbestos (in 2019 only), restructuring and other cash flow items.

In connection with the amendment, BorgWarner management updated BorgWarner’s internal financial projections to reflect, among other things, BorgWarner’s actual financial results through the quarter ended March 31, 2020 and the potential impact of the COVID-19 pandemic on BorgWarner’s business and shared them with the Company and representatives of Goldman Sachs. The Company evaluated the updated projections provided by BorgWarner management and determined to utilize, in its assessment of the transaction (as amended by the amendment), updated projections of BorgWarner that incorporated the following adjustments relative to the January BorgWarner Projections (the “Updated BorgWarner Projections”):

•	Sales being reduced by approximately 16% in 2020 and by a range of 4% to 9% for the years 2021-2023, in each case, to reflect the potential impact of COVID-19 on future sales forecasts.

•	EBITDA and cash taxes adjusted downward by 30% as a percentage of any adjustments in sales.

•	Working capital adjusted downward by 12.5% as a percentage of any adjustments in sales.

In addition, in connection with the Company’s evaluation of the amendment, Delphi Technologies management prepared financial projections of the combined company on a pro forma basis (after giving effect to the transaction) for the last three quarters of fiscal year 2020 to 2023 (the “Pro Forma Projections”) by, among other things, combining the Updated Company Projections and the Updated BorgWarner Projections, and adjusting for certain anticipated run-rate cost synergies that Delphi Technologies management had projected to be realized following the transaction.

The table below is a summary of the Pro Forma Projections that the Company utilized to assess the transaction (as amended by the amendment):

Pro Forma Projections of the Combined Company

(in millions)

FYE Dec-31	L3Q 2020E	2021E	2022E	2023E
Total Revenue	$8,600	$13,841	$15,281	$16,611
Depreciation & Amortization	$522	$707	$747	$793
Adj. EBITDA	$1,071	$2,119	$2,565	$2,868
Capex	$(525)	$(829)	$(875)	$(903)
(Increase)/Decrease in net working capital	$20	$(187)	$(93)	$(94)
Taxes		$(388)	$(487)	$(522)
Other[1]	$(205)	$(62)	$(61)	$(3)
Unlevered Free Cash Flow	$362	$571	$968	$1,346

(1)	Other includes taxes for L3Q 2020E and are not separately reflected under Taxes.

The January BorgWarner Projections, the Updated BorgWarner Projections and the Pro Forma Projections are collectively referred to herein as the “BorgWarner Projections.”

The inclusion of the unaudited prospective financial information herein will not be deemed an admission or representation by BorgWarner or Delphi Technologies that they are viewed by BorgWarner or Delphi Technologies as material information of BorgWarner (either before or after the transaction) or Delphi Technologies. The inclusion of the BorgWarner Projections in this proxy statement should not be regarded as an indication that any of the Company, BorgWarner or any of their respective affiliates, advisors or representatives considered the BorgWarner Projections to be predictive of actual future events, and the BorgWarner Projections should not be relied upon as such. This summary of the BorgWarner Projections is not being included in this proxy statement to influence your decision whether to vote in favor of any proposal. Any forward-looking statement speaks only as of the date on which it is made, and none of BorgWarner, the Company or any of their respective affiliates, advisors, officers, directors, partners or representatives can give you any assurance that actual results will not differ from the BorgWarner Projections, and none of them undertake any obligation or intend to update or otherwise revise or reconcile the BorgWarner Projections to reflect circumstances existing after the date the BorgWarner Projections were generated or to reflect the occurrence of future events.

The BorgWarner Projections are subjective in many respects, and there is uncertainty, unpredictability and subjectivity in the underlying assumptions and estimates utilized in the BorgWarner Projections, especially when applied to time periods further in the future. While presented with numerical specificity, the BorgWarner Projections were based on numerous variables and assumptions that necessarily involve judgments with respect to, among other things future economic, competitive, regulatory and financial market conditions, all of which are difficult or impossible to predict and many of which are beyond the control of BorgWarner and the Company. Important factors that may affect actual results and cause the BorgWarner Projections to not be achieved include, but are not limited to, risks and uncertainties relating to BorgWarner’s and the Company’s businesses (including their ability to achieve strategic goals, objectives and targets over applicable periods), industry performance, the regulatory and competitive environment, changes in technology, general business and economic conditions, including the impact of the COVID-19 pandemic, and other factors described or referenced under “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” beginning on pages 26 and 41, respectively.

Various assumptions underlying the BorgWarner Projections may not prove to have been, or may no longer be, accurate. The BorgWarner Projections may not be realized, and actual results may be significantly higher or lower than projected in the BorgWarner Projections. The BorgWarner Projections also reflect assumptions as to certain business strategies or plans that are subject to change. The BorgWarner Projections do not take into account any circumstances or events occurring after the date they were prepared. The BorgWarner Projections cover multiple years, and such information by its nature becomes less predictive with each successive year. As a result, the inclusion of the BorgWarner Projections in this proxy statement should not be relied on as necessarily predictive of actual future events. For all of these reasons, the BorgWarner Projections, and the assumptions upon which they are based, (i) are not guarantees of future results, (ii) are inherently speculative and (iii) are subject to a number of risks and uncertainties. As a result, actual results may differ materially from those contained in the BorgWarner Projections. Accordingly, there can be no assurance that the BorgWarner Projections will be realized.

The Updated BorgWarner Projections and the Pro Forma Projections were utilized by (i) representatives of Goldman Sachs in connection with its financial analyses and opinion issued on May 6, 2020, as described in the sections of this proxy statement entitled “ —Background of the Transaction” and “ —Opinion of Goldman Sachs” beginning on pages 51 and 73, respectively and (ii) the Board to consider in its evaluation of the transaction (as amended by the amendment), and were not prepared with a view toward public disclosure or toward compliance with published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. Neither PricewaterhouseCoopers LLP, BorgWarner’s independent auditor (“PwC”) nor E&Y, or any other independent accountants has audited, reviewed, examined, compiled or applied agreed-upon procedures with respect to the BorgWarner Projections contained herein, and accordingly, neither PwC nor E&Y, or any other independent accountant expresses an opinion or any other form of assurance with respect hereto. The PricewaterhouseCoopers LLP report incorporated by reference in this proxy statement, which has been supplemented by the information herein, relates to BorgWarner’s previously issued financial statements, and the E&Y report incorporated by reference in this proxy statement, which has been supplemented by the information herein, relates to Delphi Technologies’ previously issued financial statements. These reports do not extend to the BorgWarner Projections and should not be read to do so. None of BorgWarner, Delphi Technologies or their respective financial advisors assume any responsibility for the validity, reasonableness, accuracy or completeness of the BorgWarner Projections. BorgWarner has made no representation to Delphi Technologies in the transaction agreement or otherwise, concerning any of the financial projections it provided to the Company and representatives of Goldman Sachs or the BorgWarner Projections.

No Offer or Solicitation

This communication is being made in respect of the proposed transaction. This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this communication is not an offer of securities for sale into the United States. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. Any securities issued in the proposed transaction are anticipated to be issued in reliance upon available exemptions from such registration requirements pursuant to Section 3(a)(10) of the Securities Act.

Participants in the Solicitation

Delphi Technologies, BorgWarner and certain of their respective directors, executive officers and employees may be deemed “participants” in the solicitation of proxies from Delphi Technologies shareholders in respect of the proposed transaction. Information regarding the foregoing persons, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement filed with the SEC and any other relevant documents filed or to be filed with the SEC. You can find information about Delphi Technologies’ directors and executive officers in its Annual Report on Form 10-K and Form 10-K/A for the fiscal year ended December 31, 2019 and its definitive proxy statement filed with the SEC on Schedule 14A on March 15, 2019. You can find information about BorgWarner’s directors and executive officers in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and its definitive proxy statement filed with the SEC on Schedule 14A on March 20, 2020.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed transaction. In connection with the proposed transaction, Delphi Technologies filed with the SEC the Proxy Statement and may file with the SEC other relevant documents. This communication does not constitute a solicitation of any vote or approval. Before making any voting decision, Delphi Technologies’ shareholders are urged to read the Proxy Statement and any other relevant documents filed or to be filed with the SEC in connection with the proposed transaction or incorporated by reference in the Proxy Statement carefully and in their entirety when they become available because they contain or will contain important information about the proposed transaction and the parties to the proposed transaction.

Investors are able to obtain free of charge the Proxy Statement and other documents filed with the SEC (when available) at the SEC’s website at http://www.sec.gov. In addition, the Proxy Statement and Delphi Technologies’ and BorgWarner’s respective annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934, as amended, are available free of charge through Delphi Technologies’ and BorgWarner’s websites at www.delphi.com and www.borgwarner.com, respectively, as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

Notice Regarding Forward-Looking Statements

This communication may contain forward-looking statements as contemplated by the 1995 Private Securities Litigation Reform Act that reflect, when made, Delphi Technologies’ or BorgWarner’s respective current views with respect to future events, including the proposed transaction, and financial performance or that are based on their respective management’s current outlook, expectations, estimates and projections, including with respect to the combined company following the proposed transaction, if completed. Such forward-looking statements are subject to many risks, uncertainties and factors relating to Delphi Technologies’ or BorgWarner’s respective operations and business environment, which may cause the actual results of Delphi Technologies or BorgWarner to be materially different from those indicated in the forward-looking statements. All statements that address future operating, financial or business performance or Delphi Technologies’ or BorgWarner’s respective strategies or expectations are forward-looking statements. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “could,” “designed,” “effect,” “evaluates,” “forecasts,” “goal,” “guidance,” “initiative,” “intends,” “pursue,” “seek,” “target,” “when,” “will,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “potential,” “outlook” or “continue,” the negatives thereof and other comparable terminology. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the possibility that the proposed transaction will not be pursued; failure to obtain necessary shareholder approvals, regulatory approvals or required financing or to satisfy any of the other conditions to the proposed transaction; adverse effects on the market price of Delphi Technologies’ ordinary shares or BorgWarner’s shares of common stock and on Delphi Technologies’ or BorgWarner’s operating results because of a failure to complete the proposed transaction; failure to realize the expected benefits of the proposed transaction; failure to promptly and effectively integrate Delphi Technologies’ businesses; negative effects relating to the announcement of the proposed transaction or any further announcements relating to the proposed transaction or the consummation of the proposed transaction on the market price of Delphi Technologies’ ordinary shares or BorgWarner’s shares of common stock; significant transaction costs and/or unknown or inestimable liabilities; potential litigation associated with the proposed transaction; general economic and business conditions that affect the combined company following the consummation of the proposed transaction; changes in global, political, economic, business, competitive, market and regulatory forces; changes in tax laws, regulations, rates and policies; future business acquisitions or disposals; the scope and duration of the COVID-19 pandemic and actions taken by governmental authorities in response thereto; the significant and unprecedented market disruption caused by the COVID-19 pandemic and its impact on the businesses, operations and financial conditions of BorgWarner and Delphi Technologies; competitive developments; and the timing and occurrence (or non-occurrence) of other events or circumstances that may be beyond Delphi Technologies’ or BorgWarner’s control.

For additional information about these and other factors, see the information under the caption “Risk Factors” in Delphi Technologies’ most recent Annual Report on Form 10-K filed with the SEC and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” filed on February 13, 2020, the information under the caption “Risk Factors” in Delphi Technologies’ Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 filed with the SEC on May 7, 2020, the information under the caption “Risk Factors” in BorgWarner’s most recent Annual Report on Form 10-K filed with the SEC and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” on February 13, 2020, and the information under the caption “Risk Factors” in BorgWarner’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 filed with the SEC on May 6, 2020.

Any forward-looking statements by Delphi Technologies or BorgWarner speak only as of the date of this communication or as of the date they are made. Delphi Technologies and BorgWarner each disclaim any intent or obligation to update or revise any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as may be required by law. All subsequent written and oral forward-looking statements attributable to Delphi Technologies, BorgWarner or their respective directors, executive officers or any person acting on behalf of any of them are expressly qualified in their entirety by this paragraph.

General

The release, publication or distribution of this communication in or into certain jurisdictions may be restricted by the laws of those jurisdictions. Accordingly, copies of this communication and all other documents relating to the proposed transaction are not being, and must not be, released, published, mailed or otherwise forwarded, distributed or sent in, into or from any such jurisdictions. Persons receiving such documents (including, without limitation, nominees, trustees and custodians) should observe these restrictions. Failure to do so may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, the companies involved in the proposed transaction disclaim any responsibility or liability for the violations of any such restrictions by any person.

Any response in relation to the proposed transaction should be made only on the basis of the information contained in the Proxy Statement and other relevant documents. Delphi Technologies shareholders are advised to read carefully the formal documentation in relation to the proposed transaction, including the Proxy Statement, the annexes and the documents incorporated by reference into the Proxy Statement and any other relevant documents filed or to be filed with the SEC by Delphi Technologies in connection with the proposed transaction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 2020	DELPHI TECHNOLOGIES PLC

	By:	/s/ James D. Harrington
James D. Harrington
Senior Vice President, General Counsel, Secretary and Chief Compliance Officer